                  THIRD AMENDMENT TO TECHNOLOGY SALE AGREEMENT

         THIRD AMENDMENT TO TECHNOLOGY SALE AGREEMENT, dated October ___, 2002, between MILESTONE SCIENTIFIC INC., a Delaware corporation ("Milestone") and CLAUDIA HOCHMAN and MARK HOCHMAN (collectively the "Sellers").

                                   WITNESSETH
         WHEREAS, Milestone and Sellers entered into a Technology Sale Agreement dated April 9, 1998, as amended on December 16, 1999 and November 28, 2001, governing Sellers' sale to Milestone of their inventions, of (i) a "Pressure/Force Computer Controlled Drug Delivery System", (ii) a "Universal Syringe Holder Enhancement" consisting of a unique Disposable Syringe and a Unique Syringe Holder, (iii) a Non-deflecting, Non-clogging Single Use Disposable Hypodermic Needle for use as a separate drug delivery or aspiration system or as an adjunct to Milestone's computer controlled anesthesia system known as "The CompuMed/Wand(TM)", (iv) a Hand-piece For Injection Device With A Retractable And Rotating Needle (U.S. Patent No. 6,428,517 B1), Anti-Deflection / Force Reduction Rotating Needle Handpiece device, Anti-Deflection/Force Reduction Rotating Syringe (Reg No. 29,876), for use as separate drug delivery or aspiration system or as an adjunct to Milestone's computer controlled anesthesia system known as "The CompuMed/Wand(TM)", and (v) a Local Anesthetic and Delivery Injection Unit with Automated Rate Control;

         WHEREAS, the Sellers have now invented a Safety IV Catheter Infusion Device (U.S. Utility Patent App. Serial No. 10/174,246) ("IV Catheter") for use as a separate drug delivery catheter device or as an adjunct to Milestone's existing technologies;

         WHEREAS, subject to the conditions contained in the Technology Sale Agreement, Sellers desire to sell and Milestone desires to purchase the IV Catheter ; and

         WHEREAS, Sellers and Milestone desire to further amend the Technology Sale Agreement to allow for the sale of the IV Catheter to be governed by the terms of the Technology Sale Agreement and to effect such additional terms and provisions that the parties deem necessary all as are set forth below.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Technology Sale Agreement as previously amended is hereby further amended as follows:

    1. The definition of "Intellectual Property" shall include new subpoints
(vi) and (vii) set forth below:

              "(vi) the Safety IV Catheter Infusion Device (U.S. Utility Patent Application Serial No. 10/174,246); and (vii) any and all other patent submissions, past, present and future, that bear the name of one or both of the Sellers, including all divisional patents, primary patents and secondary patents."

    2. Section 4 shall be amended to read as follows:

              "4. ISSUANCE OF OPTIONS. Milestone agrees that for each future patent issued, relating to the Proprietary Rights, Milestone will, as soon as practicable thereafter, issue to Sellers, five year options to purchase an aggregate of 25,000 shares of Milestone Common Stock at an exercise price per share equal to the fair market value of a share on the date of grant."

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

    3. Section 11 shall be amended to read as follows:

              "11. BINDING EFFECT. This Technology Sale Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors, assigns and/or legal representatives. In the event that the obligations under this Technology Sale Agreement, do not, for any reason, automatically survive a sale or transfer of all or a significant part of Milestone's business or assets to a third party (the "Transferee"), Milestone shall cause the Transferee to assume all of Milestone's obligations under this Technology Sale Agreement, as amended from time to time. If the undertaking of these obligations, whether by way of automatic survival or by way of assumption, in their entirety or in part, is impossible, impracticable or of significantly different economic impact on Sellers, Milestone shall use its best efforts to cause the Transferee to provide the Sellers with alternatives that are essentially equivalent in value to the existing obligations of Milestone under this Technology Sale Agreement, as amended."

         IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment to the Technology Sale Agreement as of the day and year first above written;


MILESTONE SCIENTIFIC, INC.


By:____________________________________
        Leonard Osser, CEO

By:_____________________________________
        Mark N. Hochman, DDS

By:_____________________________________
        Claudia B. Hochman, DDS

                     AMENDMENT TO TECHNOLOGY SALE AGREEMENT

WHEREAS, MILESTONE SCIENTIFIC, INC., a Delaware corporation ("Milestone"), and MARK HOCHMAN AND CLAUDIA HOCHMAN (collectively the "Sellers") entered into a "Technology Sale Agreement" made as of the 9th of April 1998, governing Sellers sale to Milestone of their invention of (i) a "Pressure/Force Computer Controlled Drug Delivery System", (ii) a "Universal Syringe Holder Enhancement" consisting of a unique Disposable Syringe and a Unique Syringe Holder and (iii) a Non-deflecting, Non-clogging Single Use Disposable Hypodermic Needle for use as a separate drug delivery or aspiration system or as an adjunct to Milestone's computer controlled anesthesia system known as "The ComuMed/Wand(TM)"; and amended as of the 16th of December, 1999, to include a Hand-piece For Injection Device With A Retractable And Rotating Needle (U.S. Patent No. 6,428,517 B1), Anti-Deflection / Force Reduction Rotating Needle Handpiece device, Anti-Deflection/Force Reduction Rotating Syringe (Reg No. 29,876), for use as separate drug delivery or aspiration system or as an adjunct to Milestone's computer controlled anesthesia system known as "The ComuMed/Wand(TM)"; be governed by the terms of the Technology Sale Agreement;

         WHEREAS, the Sellers also invented a Safety IV Catheter Infusion Device (U.S. Utility Patent App. Serial No. 10/174,246) for use as a separate drug delivery catheter device or as an adjunct to Milestone's existing technologies;

         WHEREAS, subject to the conditions contained in the Technology Sale Agreement made as of the 9th of April, 1998, Sellers desire to sell and Milestone desires to purchase the Safety IV Catheter Infusion Device (U.S. Utility Patent App. Serial No. 10/174,246).

         WHEREAS, Sellers and Milestone desire to amend the Technology Sale Agreement made as of the 9th of April, 1998, so that the sale by Sellers to Milestone of Safety IV Catheter Infusion Device (U.S. Utility Patent App. Serial No. 10/174,246) be governed by the terms of the Technology Sale Agreement dated 9th of April, 1998.

         WHEREAS, the terms governed by the Technology Sale Agreement dated 9th, of April, 1998 Milestone gives further consideration of the sales transaction of a Safety IV Catheter Infusion Device (U.S. Utility Patent App. Serial No. 10/174,246), to include the following transaction and agreements set forth below between the parties herein entered the following:

         Issuance of Options Upon Grant of Patent: Milestone agrees that if one or more patents issues with respect to pending or future patent application relating to said Safety IV Catheter Infusion Device (U.S. Utility Patent App. Serial No. 10/174,246) and the Proprietary Rights of this technology, Milestone will, as soon as practicably thereafter, issue Sellers five year options to purchase 25,000 shares of Milestone Common Stock at an exercise price per share equal to the fair market value of a share on the date of grant.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the definition of "Intellectual Property" under the Technology Sale Agreement made as of the 9th of April, 1998, amended as of the 16th of December, 1999, is hereby subsequently amended to include the Safety IV

Catheter Infusion Device (U.S. Utility Patent App. Serial No. 10/174,246), Hand-piece For Injection Device With A Retractable And Rotating Needle (U.S. Patent No. 6,428,517 B1), Anti-Deflection / Force Reduction Rotating Needle Handpiece device, Anti-Deflection/Force Reduction Rotating Syringe, "Pressure/Force Computer Controlled Drug Delivery System (U.S. Patent No. 6,200,289), "Universal Syringe Holder Enhancement", "Non-deflecting, Non-clogging Single Use Disposable Hypodermic Needle.

         IN WITNESS WHEREOF, the parties hereto have executed the Amendment to the Technology Sale Agreement as of the day and year first above written;


MILESTONE SCIENTIFIC, INC.


By:__________________________________________    _____________
                    Leonard Osser, CEO                Date



ACKNOWLEDGEMENT TAKEN IN NEW YORK STATE

State of New York
County of :

On the _____Day of _________ in the year 2002 before me, _____________________
the, undersigned, personally appeared OSSER, LEONARD personally know to me or proved to me on the basis of satisfactory evidence to be the individual whose name is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s) or the person upon behalf of which the individual(s) acted, executed the instrument.


-----------------------
NOTARY PUBLIC

         IN WITNESS WHEREOF, the parties hereto have exexcuted the Amendment to the Technology Sale Agreement as of the day and year first above written;

SELLERS


By:_____________________________________    _____________
         Mark N. Hochman, DDS                    Date



By:_____________________________________    _____________
         Claudia B. Hochman, DDS                 Date


ACKNOWLEDGEMENT TAKEN IN NEW YORK STATE

State of New York
County of :

On the _____Day of _________ in the year 2002 before me, _____________________
the, undersigned, personally appeared HOCHMAN, MARK and HOCHMAN, CLAUDIA personally know to me or proved to me on the basis of satisfactory evidence to be the individual whose name is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s) or the person upon behalf of which the individual(s) acted, executed the instrument.


-----------------------
NOTARY PUBLIC


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